UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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        Date of Report (Date of earliest event reported): April 21, 2004


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                            MATTSON TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

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        Delaware                       0-21970                77-0208119
        --------                       -------                ----------
     (State or other                 (Commission             (IRS Employer
jurisdiction of incorporation)       File Number)          Identification No.)



                              47131 Bayside Parkway
                            Fremont, California 94538
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (510) 657-5900





           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

         (c)   Exhibits.

               Exhibit No.     Description
               -----------     -----------

                  99.1         Press release dated April 21, 2004*

                  99.2         Transcript of April 21, 2004 conference call*

* Pursuant to Item 12 of Form 8-K, Exhibit 99.1 and Exhibit 99.2 shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.



Item 12.  Results of Operations and Financial Condition

     On April 21, 2004, Mattson Technology, Inc. (the "Company") issued a press release and held a publicly webcast conference regarding the Company's financial results for its first fiscal quarter ended March 28, 2004. The full text of the Company's press release and a transcript of the conference call presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MATTSON TECHNOLOGY, INC.

Date: April 27, 2004                    By: /s/ Ludger Viefhues
                                          ---------------------------------
                                            Ludger Viefhues,
                                            Executive Vice President and
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

  99.1              Press release dated April 21, 2004*

  99.2              Script of the April 21, 2004 conference call*


* Pursuant to Item 12 of Form 8-K, Exhibit 99.1 and Exhibit 99.2 shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.